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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported)   JULY 13, 2001
                                             -------------


                             Infinium Software, Inc.
                             -----------------------
             (Exact name of registrant as specified in its chapter)


      Massachusetts                0-27030                     04-2734036
      -------------                -------                     ----------
(State or other jurisdiction     (Commission                  (IRS Employer
of incorporation                 File Number)               Identification No.)



25 Communications Way, Hyannis, Massachusetts                     02601
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   Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   508-778-2000
                                                     ------------

                                (Not Applicable)
                                ----------------
         (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 11, 2001, The Nasdaq Stock Market, Inc. approved Infinium Software, Inc.'s application to transfer the company's securities from The Nasdaq National Market to The Nasdaq SmallCap Market at the opening of business on July 13, 2001. The company's securities will continue to be traded under the symbol "INFM".


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Infinium Software, Inc.


Date:  July 12, 2001                    By: /s/ William B. Gerraughty, Jr.
                                            ------------------------------------
                                            Name:  William B. Gerraughty, Jr.
                                            Title: Sr. Vice President,
                                                   Chief Financial Officer